Exhibit 99.1

SHOALS TECHNOLOGIES GROUP, INC. APPOINTS JEFFERY TOLNAR AS INTERIM CHIEF EXECUTIVE OFFICER

– Mr. Tolnar, President, to Serve in Interim Role Until New Chief Executive Officer is Appointed –

PORTLAND, TN. – February 27, 2023 (GLOBE NEWSWIRE) – Shoals Technologies Group, Inc. (“Shoals” or the “Company”) (Nasdaq: SHLS), a leading provider of electrical balance of system (“EBOS”) solutions for solar, battery storage, and electric vehicle charging infrastructure, today announced the appointment of Jeffery Tolnar, President, to Interim Chief Executive Officer upon the departure of Chief Executive Officer Jason Whitaker, as previously communicated.

Mr. Tolnar will succeed Mr. Whitaker in an interim role. Following completion of an extensive search and vetting process, Shoals’ Board of Directors intends to identify a permanent Chief Executive Officer.

“On behalf of the Board and the entire Shoals team, we thank Jason for his years of leadership and commitment to our company’s success over the course of his tenure,” said Brad Forth, Chairman of the Board of Shoals. “We look forward to working with Jeff in the interim as we identify a permanent CEO that will make a significant impact on our company as we continue to expand our business and execute our growth strategy.”

Mr. Tolnar was appointed President of Shoals after successfully launching the Company’s eMobility business unit. As President and Interim CEO, Mr. Tolnar will continue to be responsible for leading the Company’s growth, operational excellence, technology development and product innovation. Prior to joining Shoals, Mr. Tolnar was most recently Chief Commercial Officer for Shell Greenlots where he was responsible for growing their electric mobility solutions. Prior to Shell Greenlots, he served as President of Global Software Solutions for Honeywell’s Homes, Buildings and Utilities businesses and was also President of Elster Solutions, a global leader in electronic metering solutions. Mr. Tolnar holds a Bachelor of Science degree in Electrical Engineering Technology from Youngstown State University and a Master of Business Administration from Baker University.

About Shoals Technologies Group, Inc.

Shoals Technologies Group, Inc. is a leading provider of electrical balance of systems (“EBOS”) solutions for solar, storage, and electric vehicle charging infrastructure. Since its founding in 1996, the Company has introduced innovative technologies and systems solutions that allow its customers to substantially increase installation efficiency and safety while improving system performance and reliability. Shoals Technologies Group, Inc. is a recognized leader in the renewable energy industry whose solutions are deployed on over 20 GW of solar systems globally. For additional information, please visit: https://www.shoals.com.

Contacts

Investors:

Email: investors@shoals.com

Phone: 615-323-9836

Media:

Email: media@shoals.com

Forward-Looking Statements

This press release contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include information concerning the new officers’ potential contributions, our possible or assumed future results of operations, business strategies, technology developments, financing and investment plans, dividend policy, competitive position, industry and regulatory environment, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include our inability to find a new Chief Executive Officer, the impact of the announcement of the Chief Executive Officer succession and other officer appointments or departures on the Company’s stock and its employees, suppliers and customers, and other risks and uncertainties described in the Company’s most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date of this press release. You should read this press release with the understanding that our actual future results may be materially different from what we expect.

Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

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